UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

Personal Strategy Growth Fund	May 31, 2015

The views and opinions in this report were current as of May 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks posted solid gains in the 12 months ended May 31, 2015, as optimism about a gradually improving U.S. economy and monetary stimulus overseas overrode concerns about impending interest rate hikes, a stronger dollar, and disappointing economic growth in early 2015. Stocks in overseas developed markets recorded good returns in local currency terms, but a stronger U.S. dollar erased much of the gains for U.S. investors. Emerging markets stocks significantly lagged U.S. shares as geopolitical tensions, lower commodity prices, and currency weakness weighed on various markets. Domestic investment-grade bonds produced modest gains over the last year as longer-term Treasury yields declined but rebounded somewhat from their lowest levels. In addition, interest rate volatility has increased. High yield bonds lagged higher-quality issues as the steep drop in oil prices weighed on the profits of energy companies that make up a large segment of the below investment-grade market. Non-U.S. dollar bonds in developed non-U.S. markets declined in dollar terms, driven by the U.S. dollar’s strong appreciation versus most currencies. U.S. dollar-denominated emerging markets debt was modestly positive.

MARKET ENVIRONMENT

The U.S. economy contracted at an annualized rate of 0.7% in the first quarter of 2015, according to the most recent estimates. However, U.S. economic growth has been relatively strong over the last year compared with growth in other developed economies, such as Japan and across Europe. The first-quarter contraction was in part attributable to transitory factors, including harsh winter weather, a stronger dollar, a West Coast ports strike, and plunging oil prices in the second half of 2014. We believe the economy is bouncing back in the current quarter, as evidenced by increased consumer spending, a pickup in exports, greater business fixed investment outside of the oil industry, and solid jobs and income growth.

U.S. stocks generated solid gains for the 12-month period. There were periods of heightened volatility, however, amid concerns about sluggish global growth, geopolitical tensions in Ukraine and the Middle East, as well as the prospective timing of the Federal Reserve’s (Fed) initial move to raise short-term U.S. interest rates. The U.S. dollar strengthened considerably against most other currencies, which weighed on the earnings of U.S. companies that obtain a significant portion of their revenues from international operations. Much of the dollar strength stemmed from diverging monetary policies and growth trajectories between the U.S. and overseas economies, with the Fed poised to begin raising interest rates later in 2015 even as many other global central banks, including the European Central Bank (ECB) and the Bank of Japan (BoJ), implemented aggressive stimulus policies. An unfavorable global supply/demand imbalance driven by technological advances coupled with a weak global growth environment contributed to a sharp drop in prices for oil and other commodities, which weighed heavily on energy companies. As the period ended, the minutes from the Fed’s April policy meeting showed that a midyear rate “liftoff” is unlikely. Fed Chair Janet Yellen stated, however, that the central bank is still on track to begin raising rates in 2015, with a first rate hike expected by September.

Stocks in developed non-U.S. markets were roughly flat overall and lagged U.S. shares, but underlying returns were mixed. Developed Asian markets were led by Hong Kong and Japan, both of which returned 16% in U.S. dollar terms. Hong Kong shares were lifted by strength in Chinese shares and Chinese stimulus measures, while Japan emerged from a tax-induced recession, thanks in part to the BoJ’s expanded quantitative easing (QE) measures, lower energy prices, and growth in corporate profits earned overseas due to a weaker yen. European markets recorded solid gains in local currency terms, but a nearly 20% decline in the euro versus the U.S. dollar over the past year resulted in losses in many eurozone markets in dollar terms. Markets were buoyed early in 2015 after the ECB initiated an aggressive QE program with plans to buy €60 billion of bonds per month through at least September 2016.

Emerging markets equities rose slightly overall in U.S. dollar terms over the last year. A few markets generated good gains, but most emerging regions posted significant losses. In Asia, however, Chinese stocks surged higher, with the Philippines, Taiwan, and India also recording gains. In Latin America, Brazilian equities plunged 28% in dollar terms amid investors’ disappointment at the reelection of President Dilma Rousseff, economic and currency weakness, and a corruption scandal at a large state-owned energy company. Among emerging European markets, shares in Russia and Turkey posted steep losses. Several emerging and frontier markets in the Middle East fell sharply due to lower oil prices.

U.S. bonds produced positive returns over the last year. Treasuries posted good results as longer-term yields declined despite the Federal Reserve curtailing its asset purchases in 2014 and concluding them in October. Agency mortgage-backed and municipal securities also recorded decent gains. High yield bonds trailed investment-grade issues and experienced selling pressure in late 2014 as falling oil prices reduced profits of companies in the energy sector, the largest segment of the high yield market. The asset class has performed well in 2015, however, supported by a bounce in oil prices, moderate levels of new issuance, and lower sensitivity to the anticipation of rising interest rates than investment-grade securities. Non-U.S. dollar bonds in developed non-U.S. markets declined in dollar terms, driven by the U.S. dollar’s strong appreciation versus most currencies, which outstripped the component of returns from the overall decline of yields in key government bond markets. U.S. dollar-denominated emerging markets debt was modestly positive.

PORTFOLIO REVIEW AND POSITIONING

Asset Allocation
The three Personal Strategy portfolios have the ability to overweight or underweight allocations to asset classes or sub-asset classes based on the views of the T. Rowe Price Asset Allocation Committee. The committee generally meets on a monthly basis to evaluate economic, market, and earnings trends, among various factors, and looks for opportunities over a 6- to 18-month investment horizon. Characteristically, we will seek to overweight segments of the market we believe are attractively valued and underweight those parts of the market that are more richly valued.

Early in the funds’ fiscal year, we moved to a neutral allocation profile between stocks and bonds and maintained that position for the remainder of the reporting period. Equity markets have trended higher even as earnings growth has moderated, resulting in valuations that are above historical averages. The near-term risk/return profile for equities is becoming less favorable, with limited expected upside support from earnings growth and with margins at peak levels. However, underlying fundamentals remain solid, and improving economic growth should support equities. We expect modest returns from bonds as the current low-yield environment offers a weak foundation, and rising interest rates should be a headwind once rates begin to rise. However, we expect that a rise in U.S. interest rates may be limited by increased demand as U.S. yields remain among the highest across developed markets. We expect monetary policy to remain accommodative for some time to come as global central banks seek to support growth, which should moderate downside risks to bonds.

Stocks
We increased our overweight to non-U.S. equities versus U.S. stocks as valuations for overseas stocks look modestly more attractive than domestic shares. Non-U.S. economies and companies should benefit from aggressive central bank stimulus programs and weaker currencies versus the U.S. dollar. Earnings and profit margins in Europe remain well below pre-financial crisis levels compared with the U.S., where earnings and margins are at or near peak levels. We favor emerging markets equities over developed markets stocks. Emerging markets valuations are attractive overall, but conditions vary by country as low commodity prices hurt commodity exporters and helped resource-hungry importers. Slower global economic growth and prospects for higher U.S. interest rates remain near-term risks. We are overweight global equities relative to real assets stocks. Improved drilling technologies and increased production capacity have raised energy supplies, while slower global economic growth has dampened aggregate demand expectations and weighed on global oil prices. Rising real interest rates could present a headwind for real assets, as real assets-related equities typically underperform broader equities when nominal rates rise and inflation remains low or declines. Fundamentals for real estate are favorable, and the sector may benefit from improving economic environments supported by lower energy prices. However, valuations for real estate remain rich, and the sector remains sensitive to rising rates.

In the U.S., we favor growth stocks over value; however, we have moderated the overweight allocation over the last 12 months. A slow-growth economy often benefits growth stocks more than value stocks as growth companies tend to rely less on a strong economy to increase corporate earnings. However, steady improvement in the U.S. recovery has tempered our view somewhat. We are overweight U.S. large-cap stocks versus small-caps as the latter remain richly priced compared with their large-cap peers. Outside the U.S., we remain overweight to value stocks as share prices are attractive in value-oriented sectors, such as European financials that should benefit from improving economic and credit growth. Further, we see greater potential for a broad improvement in earnings and margins, which remain well below their 2007 peaks in Europe. Both Japan and Europe are in earlier stages of recovery versus the U.S., and more cyclical, value-oriented sectors may benefit as these economies are supported by aggressive monetary easing and more competitive currencies.

Bonds
Our fixed income allocation generated modest gains for the past 12 months but lagged the benchmark Barclays U.S. Aggregate Bond Index. Allocations to diversifying sectors, which are not included in the Barclays benchmark, detracted from results. Non-U.S. developed markets debt was particularly weak due to the stronger U.S. dollar. Our high yield and emerging markets debt registered moderate gains but underperformed the Barclays index.

We slightly increased our overweight to high yield bonds relative to investment-grade debt, as the high yield market features better yields, a lower duration profile, and less sensitivity to rising interest rates. Many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. However, we are mindful that low commodity prices are challenging energy and commodity-related high yield issuers, which represent a significant portion of the market. While overall default rates may trend higher, they remain low compared with historical averages. Continued strength in merger and acquisition (M&A) activity may provide support to select issuers.

We moved between overweight and neutral allocations to emerging markets debt versus U.S. investment-grade bonds during the fiscal year, but we recently trimmed our emerging markets exposure and now have a neutral position. Muted global economic growth, a strong dollar, and the start of Fed interest rate policy normalization remain near-term risks to emerging markets debt. While bond valuations have improved somewhat, emerging markets currencies remain notably undervalued. Considerable disparity exists in the strength of various developing economies, with the potential for declining commodity prices to further the divide. Lower commodity prices are a positive for many commodity importers by reducing inflation and providing policy flexibility, while commodity-exporting countries’ fiscal positions are vulnerable.

We continued to favor U.S. investment-grade debt over non-U.S. dollar-denominated debt. However, we reduced the size of our underweight to nondollar bonds as we believe the continued pace of U.S. dollar strength is limited. Despite recent dollar weakness after a significant rise since the third quarter of 2014, the U.S. dollar remains supported by the prospects for continued stronger growth and higher interest rates relative to other developed countries. Aggressive monetary stimulus measures by the ECB and BoJ to spur growth and inflation could provide catalysts for their currencies to decline even further relative to the dollar.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

As shown in the Performance Comparison table, the Personal Strategy Income Fund returned 2.25% and 4.10% for the 6- and 12-month periods ended May 31, 2015, respectively. The fund outpaced its combined index portfolio for the six-month period but trailed for the 12-month period. The fund outperformed its Morningstar and Lipper peer group indexes for both periods.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) detracted from results for the 12-month period. In particular, our exposure to international developed markets debt weighed on performance as a stronger U.S. dollar punished the asset class. Our portfolio of real assets stocks also hurt results as oil and commodity prices plummeted. This was offset somewhat, however, by positive contributions from our U.S. and global real estate holdings.

Security selection was positive overall and benefited the fund’s performance versus its combined index portfolio over the past 12 months. Stock selection was particularly helpful, led by our U.S. large-cap growth and value shares as well as stocks in non-U.S. developed and emerging markets. Security selection in our investment-grade bond portfolio weighed on results, due largely to an underweight position in Treasuries, which performed well for the period. Our emerging markets debt holdings also hurt results, with positions in Russia, Ukraine, and Venezuela detracting.

U.S. companies across a range of industries made positive contributions to performance over the past 12 months. Holdings in the health care sector generated strong gains, led by the biotechnology industry. Gilead Sciences, which maintains a dominant position in the HIV antiviral market, moved higher on strong earnings results for Harvoni, a one-pill treatment for hepatitis C. Pharmacyclics performed well after the company announced better-than-expected revenue forecasts for its leukemia drug Imbruvica. Later, AbbVie agreed to acquire the company in a $21 billion deal. In the information technology sector, Amazon.com was among our strongest performers. We are particularly optimistic about the prospects for long-term growth in its cloud computing and Amazon Web Services (AWS) online storage businesses. Several of our energy holdings detracted from results as global oil prices fell sharply. These included global exploration and production company Apache as well as onshore production companies with exposure to North American shale oil, such as Pioneer Natural Resources and Range Resources. Energy equipment and services companies were also punished, including WorleyParsons and China Oilfield Services. Wynn Resorts struggled as slowing economic growth and a corruption crackdown in China punished its Asian gaming operations. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Tactical decisions to overweight and underweight asset classes were helpful overall, but underlying results were mixed. Underweight allocations to real assets and international bonds helped relative performance, while an overweight to non-U.S. equities versus U.S. stocks hindered results.

At the end of the reporting period, the fund’s target allocations were 40% stocks and 60% bonds and cash. Both targets were unchanged from our last report on November 30, 2014. The actual allocations may differ from the target allocations due to investment time horizon, market conditions, trading environment, and other factors.

Personal Strategy Balanced Fund

As shown in the Performance Comparison table, the Personal Strategy Balanced Fund returned 3.09% and 5.84% for the 6- and 12-month periods ended May 31, 2015, respectively. The fund outpaced its combined index portfolio for the six-month period and performed in line with the custom benchmark for the 12-month period. The fund outperformed its Morningstar and Lipper peer group indexes for both periods.

Security selection was positive overall and benefited the fund’s performance versus its combined index portfolio over the past 12 months. Stock selection was particularly helpful, led by our U.S. large-cap growth and value shares, as well as stocks in non-U.S. developed and emerging markets. Security selection in our investment-grade bond portfolio weighed on results, due largely to an underweight position in Treasuries, which performed well for the period. Our emerging markets debt holdings also hurt results, with positions in Russia, Ukraine, and Venezuela detracting.

U.S. companies across a range of industries made positive contributions to performance over the past 12 months. Holdings in the health care sector generated strong gains, led by the biotechnology industry. Gilead Sciences, which maintains a dominant position in the HIV antiviral market, moved higher on strong earnings results for Harvoni, a one-pill treatment for hepatitis C. Pharmacyclics performed well after the company announced better-than-expected revenue forecasts for its leukemia drug Imbruvica. Later, AbbVie agreed to acquire the company in a $21 billion deal. In the information technology sector, Amazon.com was among our strongest performers. We are particularly optimistic about the prospects for long-term growth in its cloud computing and Amazon Web Services (AWS) online storage businesses. Several of our energy holdings detracted from results as global oil prices fell sharply. These included global exploration and production company Apache as well as onshore production companies with exposure to North American shale oil, such as Pioneer Natural Resources and Range Resources. Energy equipment and services companies were also punished, including WorleyParsons and China Oilfield Services. Wynn Resorts struggled as slowing economic growth and a corruption crackdown in China punished its Asian gaming operations. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Tactical decisions to overweight and underweight asset classes were helpful overall, but underlying results were mixed. Underweight allocations to real assets and international bonds helped relative performance, while an overweight to non-U.S. equities versus U.S. stocks hindered results.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) detracted significantly from results for the 12-month period. In particular, our exposure to international developed markets debt weighed on performance as a stronger U.S. dollar punished the asset class. Our portfolio of real assets stocks also hurt results as oil and commodity prices plummeted. This was offset somewhat, however, by positive contributions from our U.S. and global real estate holdings.

At the end of the reporting period, the fund’s target allocations were 60% stocks and 40% bonds and cash. Both targets were unchanged from our last report on November 30, 2014. The actual allocations may differ from the target allocations due to investment time horizon, market conditions, trading environment, and other factors.

Personal Strategy Growth Fund

As shown in the Performance Comparison table, the Personal Strategy Growth Fund returned 3.93% and 7.41% for the 6- and 12-month periods ended May 31, 2015, respectively. The fund outpaced its combined index portfolio, Morningstar and Lipper peer group indexes for both periods.

Security selection was positive overall and benefited the fund’s performance versus its combined index portfolio over the past 12 months. Stock selection was particularly helpful, led by our U.S. large-cap growth and value shares, as well as stocks in non-U.S. developed and emerging markets. Security selection in our investment-grade bond portfolio weighed on results, due largely to an underweight position in Treasuries, which performed well for the period. Our emerging markets debt holdings also hurt results, with positions in Russia, Ukraine, and Venezuela detracting.

U.S. companies across a range of industries made positive contributions to performance over the past 12 months. Holdings in the health care sector generated strong gains, led by the biotechnology industry. Gilead Sciences, which maintains a dominant position in the HIV antiviral market, moved higher on strong earnings results for Harvoni, a one-pill treatment for hepatitis C. Pharmacyclics performed well after the company announced better-than-expected revenue forecasts for its leukemia drug Imbruvica. Later, AbbVie agreed to acquire the company in a $21 billion deal. In the information technology sector, Amazon.com was among our strongest performers. We are particularly optimistic about the prospects for long-term growth in its cloud computing and Amazon Web Services (AWS) online storage businesses. Several of our energy holdings detracted from results as global oil prices fell sharply. These included global exploration and production company Apache as well as onshore production companies with exposure to North American shale oil, such as Pioneer Natural Resources and Range Resources. Energy equipment and services companies were also punished, including WorleyParsons and China Oilfield Services. Wynn Resorts struggled as slowing economic growth and a corruption crackdown in China punished its Asian gaming operations. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Tactical decisions to overweight and underweight asset classes produced mixed results and had little net impact on relative performance. Underweight allocations to real assets and international bonds helped relative performance, but this was largely offset by an overweight to non-U.S. equities versus U.S. stocks, which hindered results.

Diversifying allocations to sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index) detracted significantly from results for the 12-month period. In particular, our exposure to international developed markets debt weighed on performance as a stronger U.S. dollar punished the asset class. Our portfolio of real assets stocks also hurt results as oil and commodity prices plummeted. However, this was offset somewhat by positive contributions from our U.S. and global real estate holdings.

At the end of the current reporting period, the fund’s target allocations were 80% equities and 20% bonds and cash. Both targets were unchanged from our last report on November 30, 2014. The actual allocations may differ from the target allocations due to investment time horizon, market conditions, trading environment, and other factors.

OUTLOOK

We expect global economic growth to trend modestly higher in 2015, with stronger growth in developed markets—particularly in Europe—offsetting more sluggish growth in emerging markets. Given the slow start to the year, growth expectations for 2015 have been revised lower to near 2.5%. Inflation remains below the Fed’s 2% target, although there is some evidence that wages are beginning to rise from trough levels as the labor market has improved. Fed policy remains broadly accommodative, with balance sheet assets of more than $4 trillion and interest rate increases not expected until later this year. On the corporate front, healthy balance sheets and cash flows grant companies a measure of flexibility in the use of capital to increase capital spending, engage in M&As, and return capital to shareholders through dividend increases and share buybacks.

Europe’s economy appears to have firmed, and growth should trend higher in 2015, supported by diminished fiscal headwinds, an improved credit environment, and a weaker euro, which is expected to boost exports. Monetary policy remains highly accommodative as the ECB’s QE program continues. Risks to the improved growth scenario include uncertainty about Greek debt and the country’s ability to remain in the eurozone, longstanding structural issues, still-elevated unemployment, and political instability in some countries.

Japan’s economy emerged from a tax-induced recession in the fourth quarter of 2014 and has enjoyed two consecutive quarters of expansion. While growth has improved, consumer spending and wage growth remain tepid, and long-awaited structural reforms have been slow to materialize. The BoJ is continuing its QE program, but the recent stabilization of the yen and lower oil prices are undermining its ability to boost inflation toward its 2% target.

Conditions in emerging markets continue to diverge. Slowing global growth has hurt global trade, weighed on commodity prices, and punished commodity-producing economies. Weak economic data persist in China, raising concerns that the lowered official growth target of “around 7%” in 2015 may prove difficult to achieve. Despite signs of weaker economic growth, the domestic Chinese equity market is advancing. The People’s Bank of China is taking steps to stimulate growth and lending activity through debt-for-bond swaps, which allow commercial banks to use local government bailout bonds as collateral for low-cost loans from the central bank.

Markets are likely to be somewhat choppy against a backdrop of divergent monetary policies and modest global economic growth. Currency volatility and persistent geopolitical concerns, particularly in the Middle East and Eastern Europe, pose additional risks. However, we believe that a highly diversified portfolio and a careful focus on fundamental research can improve our ability to identify compelling investment opportunities on behalf of our shareholders.

Respectfully submitted,

Charles Shriver
Portfolio manager and chairman of the funds’ Investment Advisory Committee

June 15, 2015

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Global Aggregate ex U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes as of May 31, 2015:

●	Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Barclays U.S. Aggregate Bond Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 5/31/15	5/31/14	5/31/13	5/31/12	5/31/11
NET ASSET VALUE					
Beginning of period	$ 31.62	$ 28.09	$ 22.99	$ 24.59	$ 19.87
Investment activities					
Net investment income[1]	0.46[2]	0.44[2]	0.39[2]	0.36[2]	0.35[2]
Net realized and unrealized gain / loss	1.73	4.52	5.12	(1.59)	4.74
Total from investment activities	2.19	4.96	5.51	(1.23)	5.09
Distributions					
Net investment income	(0.46)	(0.32)	(0.40)	(0.34)	(0.36)
Net realized gain	(2.13)	(1.11)	(0.01)	(0.03)	(0.01)
Total distributions	(2.59)	(1.43)	(0.41)	(0.37)	(0.37)
NET ASSET VALUE					
End of period	**$ 31.22**	**$ 31.62**	**$ 28.09**	**$ 22.99**	**$ 24.59**

Ratios/Supplemental Data

Total return[3]	**7.41%**[2]	**18.03%**[2]	**24.17%**[2]	**(4.91)%**[2]	**25.78%**[2]
Ratio of total expenses to average net assets	0.67%[2]	0.68%[2]	0.69%[2]	0.73%[2]	0.77%[2]
Ratio of net investment income to average net assets	1.47%[2]	1.48%[2]	1.51%[2]	1.54%[2]	1.58%[2]
Portfolio turnover rate	52.6%	46.0%	46.4%	51.3%	49.0%
Net assets, end of period (in millions)	$ 1,692	$ 1,514	$ 1,290	$ 1,069	$ 1,193

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.11%, 0.11%, 0.11%, 0.10%, and 0.07% of average net assets for the years ended 5/31/15, 5/31/14, 5/31/13, 5/31/12, and 5/31/11, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 71.1%		
CONSUMER DISCRETIONARY 10.8%		
Auto Components 0.7%		
Aisin Seiki (JPY)	47,300	2,181
Autoliv, ADR (SEK)	7,334	924
Borg-Warner	6,500	391
Delphi Automotive	4,500	391
Gentex	5,600	96
Gentherm (1)	2,000	103
GKN (GBP)	481,722	2,701
Johnson Controls	56,200	2,924
Koito Manufacturing (JPY)	18,100	707
Strattec Security	600	41
Sumitomo Rubber Industries (JPY)	94,700	1,666
		12,125
Automobiles 0.8%		
BMW (EUR)	16,830	1,862
Honda Motor (JPY)	53,300	1,825
Mitsubishi Motors (JPY)	116,400	1,080
Suzuki Motor (JPY)	61,400	2,134
Tesla Motors (1)	9,900	2,483
Toyota Motor (JPY)	66,600	4,592
		13,976
Distributors 0.0%		
Core-Mark Holding	4,200	225
		225
Diversified Consumer Services 0.0%		
American Public Education (1)	300	7
		7
Hotels, Restaurants & Leisure 1.8%		
BJ's Restaurants (1)	3,100	142
Bloomin Brands	12,910	290

Bojangles (1)	800	22
Brinker	4,600	254
Carnival	80,900	3,748
Chipotle Mexican Grill (1)	2,500	1,539
Compass Group (GBP)	180,818	3,166
Denny's (1)	19,600	204
Hilton Worldwide Holdings (1)	85,720	2,482
Jack in the Box	2,900	252
Krispy Kreme (1)	13,400	233
Las Vegas Sands	39,800	2,023
Marriott, Class A	8,046	628
McDonald's	9,900	950
MGM Resorts International (1)	101,400	2,033
Norwegian Cruise Line Holdings (1)	26,800	1,462
Red Robin Gourmet Burgers (1)	3,000	250
Royal Caribbean Cruises	1,700	129
Shake Shack, Class A (1)	300	25
Sonic	9,693	292
Starbucks	132,000	6,859
Starwood Hotels & Resorts Worldwide	1,300	108
The Cheesecake Factory	3,750	193
Wynn Macau (HKD) (2)	423,600	792
Wynn Resorts	16,600	1,672
		29,748

Household Durables 0.4%

Meritage (1)	5,680	249
Panasonic (JPY)	107,500	1,576
Persimmon (GBP)	89,008	2,674
Sony (JPY) (1)	40,100	1,239
Standard Pacific (1)	8,300	68
		5,806

Internet & Catalog Retail 2.5%

Amazon.com (1)	48,000	20,603

Ctrip.com International, ADR (1)	3,900	312
Etsy (1)	5,800	97
HSN	3,300	222
Netflix (1)	9,900	6,178
Priceline (1)	10,400	12,189
Vipshop Holdings, ADR (1)	115,500	2,884
		42,485
Leisure Products 0.1%		
Brunswick	15,060	769
Mattel	55,800	1,440
Polaris Industries	600	86
		2,295
Media 1.3%		
Comcast, Class A	22,800	1,322
CyberAgent (JPY)	16,600	765
Eutelsat Communications (EUR)	73,207	2,494
Informa (GBP)	90,857	808
Liberty Global, Class A (1)	38,711	2,227
National Cinemedia	1,900	30
Scholastic	3,615	161
Sky (GBP)	138,413	2,234
Time Warner	4,000	338
Viacom, Class B	42,100	2,816
Walt Disney	30,100	3,322
WPP (GBP)	243,267	5,736
		22,253
Multiline Retail 0.3%		
Burlington Stores (1)	2,000	106
JC Penney (1)	193,400	1,661
Kohl's	10,200	668
Lojas Renner (BRL)	29,700	1,007
Marks & Spencer Group (GBP)	223,069	1,990

Tuesday Morning (1)	9,200	118
		5,550
Specialty Retail 2.1%		
American Eagle Outfitters	11,900	195
AutoZone (1)	2,500	1,684
CarMax (1)	22,100	1,570
Chico's	18,700	311
Christopher & Banks (1)	5,275	30
Express (1)	12,900	228
Five Below (1)	2,900	96
Francesca's Holdings (1)	6,500	102
hhgregg (1)	1,300	5
Hibbett Sports (1)	1,600	74
Home Depot	39,800	4,435
Kingfisher (GBP)	368,762	2,088
L Brands	18,000	1,557
Lowe's	156,500	10,952
Michaels (1)	4,900	134
Monro Muffler Brake	3,000	177
O'Reilly Automotive (1)	21,400	4,698
Pier 1 Imports	15,600	198
Restoration Hardware Holdings (1)	3,500	318
Ross Stores	26,800	2,591
TSC	30,900	2,693
World Duty Free (EUR) (1)	109,630	1,214
Zumiez (1)	7,300	218
		35,568
Textiles, Apparel & Luxury Goods 0.8%		
Hanesbrands	86,200	2,746
Kering (EUR)	12,044	2,117
Moncler (EUR)	68,354	1,300
Nike, Class B	20,700	2,105
PVH	800	84

Quiksilver (1)	42,300	58
Richemont, Class A (CHF)	27,317	2,367
Samsonite International (HKD)	427,500	1,556
Tumi Holdings (1)	10,700	206
V. F.	500	35
Wolverine World Wide	7,400	217
		12,791
Total Consumer Discretionary		182,829

CONSUMER STAPLES 4.1%

Beverages 0.6%

Coca-Cola Enterprises	56,500	2,499
Constellation Brands, Class A	7,500	884
Dr Pepper Snapple	25,200	1,931
Kirin Holdings (JPY)	95,800	1,374
Monster Beverage (1)	1,100	140
PepsiCo	6,900	666
Pernod Ricard (EUR)	17,313	2,141
		9,635

Food & Staples Retailing 1.1%

Costco Wholesale	6,100	870
CVS Health	41,200	4,218
Diplomat Pharmacy (1)	2,950	114
FamilyMart (JPY)	42,600	1,786
Fresh Market (1)	6,050	192
Rite Aid (1)	284,800	2,484
Sysco	119,600	4,444
Tesco (GBP)	479,807	1,560
Walgreens Boots Alliance	34,400	2,953
		18,621

Food Products 1.7%

Bunge Limited	48,500	4,489

ConAgra	80,800	3,120
Ingredion	58,500	4,795
Kellogg	5,600	352
Keurig Green Mountain	1,600	138
Nestle (CHF)	98,933	7,686
Pinnacle Foods	12,000	506
Post Holdings (1)	4,700	203
Seneca Foods (1)	100	3
TreeHouse Foods (1)	7,280	519
Tyson Foods, Class A	12,600	535
Unilever (GBP)	137,965	6,097
Wilmar International (SGD)	537,000	1,336
		29,779
Household Products 0.1%		
Energizer	8,200	1,162
		1,162
Personal Products 0.3%		
Estee Lauder, Class A	19,900	1,740
L'Oreal (EUR)	17,388	3,286
		5,026
Tobacco 0.3%		
Philip Morris International	64,600	5,366
		5,366
Total Consumer Staples		69,589
ENERGY 2.2%		
Energy Equipment & Services 0.1%		
Aspen Aerogels (1)	6,900	48
China Oilfield Services, H Shares (HKD)	452,000	836
Forum Energy Technologies (1)	4,800	99
Gulf Island Fabrication	4,700	53
Newpark Resources (1)	8,800	75

RPC	7,300	105
SEACOR Holdings (1)	5,000	351
Tesco	9,200	111
TETRA Technologies (1)	3,100	19
WorleyParsons (AUD)	41,116	340
		2,037
Oil, Gas & Consumable Fuels 2.1%		
Apache	43,000	2,573
Beach Energy (AUD)	693,299	578
Bonanza Creek Energy (1)	2,700	56
Canadian Natural Resources	111,300	3,433
Cimarex Energy	19,940	2,303
Concho Resources (1)	25,100	3,020
Continental Resources (1)	5,300	241
Diamondback Energy (1)	4,610	359
Eclipse Resources (1)	6,900	44
Eni (EUR)	104,508	1,882
EQT	34,900	2,969
Matador Resources (1)	11,900	328
Oasis Petroleum (1)	8,800	149
Occidental Petroleum	16,900	1,321
Parsley Energy (1)	6,300	110
Pioneer Natural Resources	46,400	6,859
Range Resources	24,614	1,364
Rice Energy (1)	3,100	68
Rosetta Resources (1)	7,000	164
Royal Dutch Shell, B Shares, ADR	84,600	5,134
RSP Permian (1)	1,700	48
Statoil (NOK)	140,105	2,622
		35,625
Total Energy		37,662

FINANCIALS 13.5%

Banks 5.2%

Australia & New Zealand Banking (AUD)	154,560	3,902
Bancorp South	1,400	34
Bank of America	407,200	6,719
BankUnited	10,500	353
Barclays (GBP)	609,897	2,517
Barclays, ADR	92,909	1,536
Blue Hills Bancorp (1)	4,200	58
BNP Paribas (EUR) (2)	54,753	3,317
Capital Bank Financial, Class A (1)	8,800	251
Citigroup	202,800	10,968
Commerzbank (EUR) (1)	82,258	1,095
Danske Bank (DKK)	82,386	2,417
DBS Group (SGD)	155,956	2,338
DNB (NOK)	195,462	3,438
East West Bancorp	4,503	193
First Horizon National	27,000	399
First Niagara Financial	30,540	272
Glacier Bancorp	11,563	325
Green Bancorp (1)	1,100	16
ING Groep, GDR (EUR)	230,101	3,800
Intesa Sanpaolo (EUR)	937,766	3,383
JPMorgan Chase	166,500	10,952
Lloyds Banking Group (GBP)	1,848,504	2,483
National Bank of Canada (CAD)	46,300	1,806
Nordea Bank (SEK)	136,552	1,779
Park Sterling	14,100	94
Pinnacle Financial Partners	3,300	163
PNC Financial Services Group	27,100	2,593
Prosperity Bancshares	4,600	246
Royal Bank of Scotland (GBP) (1)	442,474	2,335
Signature Bank (1)	1,100	154
Simmons First National, Class A	2,100	90

Standard Chartered (GBP)	107,397	1,719
Sumitomo Mitsui Trust Holdings (JPY)	559,580	2,549
Svenska Handelsbanken, A Shares (SEK)	146,511	2,209
Swedbank (SEK)	94,754	2,225
Synovus Financial	7,832	227
Talmer Bancorp, Class A	10,900	173
TCF Financial	8,600	135
Texas Capital Bancshares (1)	6,660	362
The Bank of Yokohama (JPY)	110,000	682
United Overseas Bank (SGD)	140,400	2,407
Valley National Bancorp	11,597	113
Washington Trust Bancorp	2,600	98
Wells Fargo	89,300	4,997
WestAmerica Bank	2,800	128
Western Alliance Bancorp (1)	12,570	394
Zions Bancorporation	4,600	133
		88,577
Capital Markets 3.0%		
Ameriprise Financial	35,760	4,455
Artisan Partners Asset Management	700	31
Bank of New York Mellon	183,200	7,944
Close Brothers Group (GBP)	23,491	576
Cohen & Steers	4,800	180
Credit Suisse (CHF)	70,224	1,864
Credit Suisse, Rights, 5/30/15 (CHF) (1)	64,912	—
Deutsche Bank (EUR)	26,645	802
E*TRADE Financial (1)	21,810	643
Financial Engines	8,300	356
GAM Holding (CHF)	105,957	2,363
Invesco	67,600	2,693
Janus Capital Group	17,600	319
Macquarie Group (AUD)	40,534	2,518
Morgan Stanley	344,700	13,168
Northern Trust	6,900	514

Piper Jaffray (1)	1,100	52
Pzena Investment Management, Class A	1,200	11
State Street	100,300	7,816
TD Ameritrade Holding	102,800	3,819
Waddell & Reed Financial, Class A	6,250	299
		50,423
Consumer Finance 0.2%		
Credit Saison (JPY)	78,100	1,532
Discover Financial	42,600	2,482
		4,014
Diversified Financial Services 0.6%		
Challenger (AUD)	230,442	1,205
Intercontinental Exchange	27,200	6,440
London Stock Exchange (GBP)	31,743	1,195
Mitsubishi UFJ Lease & Finance (JPY)	139,600	731
		9,571
Insurance 3.3%		
AIA Group (HKD)	330,400	2,166
Allianz (EUR)	10,184	1,597
Allstate	11,000	741
Assured Guaranty	13,048	373
Aviva (GBP)	321,078	2,574
AXA (EUR)	187,150	4,729
Direct Line Insurance (GBP)	506,638	2,615
Enstar (1)	900	136
Genworth Financial, Class A (1)	204,800	1,626
HCC Insurance Holdings	5,200	297
Infinity Property & Casualty	4,900	355
Kemper	3,300	118
Marsh & McLennan	112,900	6,574
MetLife	177,400	9,271
Munich Re (EUR)	10,388	1,917
Ping An Insurance, H Shares (HKD)	164,500	2,416

Prudential (GBP)	65,178	1,624
QBE Insurance (AUD)	68,561	764
RLI	4,550	221
RSA Insurance Group (GBP)	218,430	1,440
Safety Insurance Group	2,000	112
Selective Insurance	11,360	308
Sony Financial (JPY)	84,100	1,467
State Auto Financial	5,100	108
Storebrand (NOK) (1)	305,421	1,095
Sun Life Financial (CAD)	91,200	2,911
Tokio Marine Holdings (JPY)	69,800	2,873
Willis Group Holdings	39,100	1,856
XL Group	100,669	3,793
		56,077
Real Estate Investment Trusts 1.0%		
Acadia Realty Trust, REIT	3,600	112
American Tower, REIT	71,800	6,662
Associated Estates Realty, REIT	7,700	220
CatchMark Timber Trust, Class A , REIT	8,000	95
CBL & Associates Properties, REIT	11,970	211
Chesapeake Lodging Trust, REIT	5,700	177
Colony Capital, REIT	2,800	72
Corporate Office Properties Trust, REIT	7,500	193
DiamondRock Hospitality, REIT	16,656	219
Digital Realty Trust, REIT	25,400	1,677
EastGroup Properties, REIT	5,200	289
Equity One, REIT	7,000	173
First Potomac Realty Trust, REIT	6,200	63
Outfront Media, REIT	3,564	99
PS Business Parks, REIT	4,600	336
Retail Opportunity Investments, REIT	4,700	77
Scentre (AUD)	428,164	1,288
Unibail-Rodamco (EUR)	6,452	1,661
Urstadt Biddle Properties, Class A, REIT	5,600	113

Weyerhaeuser, REIT	92,928	3,026
		16,763
Real Estate Management & Development 0.1%		
Alexander & Baldwin	3,000	123
Forestar Group (1)	4,900	66
Kerry Properties (HKD)	200,500	836
Mitsui Fudosan (JPY)	25,000	726
RE/MAX Holdings, Class A	1,500	50
St. Joe (1)	5,700	91
		1,892
Thrifts & Mortgage Finance 0.1%		
Beneficial Bancorp (1)	13,500	165
Capitol Federal Financial	22,487	272
Clifton Bancorp	4,500	63
Essent (1)	2,000	51
Meridian Bancorp (1)	7,500	96
MGIC Investment (1)	6,000	65
PennyMac Financial Services (1)	2,500	47
Radian	15,400	276
Walker & Dunlop (1)	2,300	57
		1,092
Total Financials		228,409
HEALTH CARE 14.6%		
Biotechnology 3.1%		
Acceleron Pharma (1)	2,400	81
Alexion Pharmaceuticals (1)	50,700	8,307
Alkermes (1)	7,020	429
AMAG Pharmaceuticals (1)	1,500	104
Amgen	13,300	2,078
Biogen (1)	27,300	10,838
BioMarin Pharmaceutical (1)	900	113

Celgene (1)	72,300	8,274
Chimerix (1)	1,800	75
CoLucid Pharmaceuticals (1)	1,100	10
CSL (AUD)	21,641	1,540
Exelixis (1)	12,700	40
Gilead Sciences (1)	110,700	12,428
Incyte (1)	9,890	1,089
Insmed (1)	5,000	110
Isis Pharmaceuticals (1)	4,210	284
Ophthotech (1)	700	35
Regeneron Pharmaceuticals (1)	7,100	3,639
Seattle Genetics (1)	2,700	116
TESARO (1)	1,900	112
Ultragenyx Pharmaceutical (1)	300	26
Vertex Pharmaceuticals (1)	16,300	2,091
		51,819
Health Care Equipment & Supplies 1.3%		
Accuray (1)	8,608	53
Analogic	1,700	144
Becton, Dickinson & Company	19,000	2,670
Cooper Companies	3,760	684
Edwards Lifesciences (1)	500	65
Elekta, B Shares (SEK) (2)	117,105	824
Entellus Medical (1)	300	7
GN Store Nord (DKK)	80,550	1,743
Halyard Health (1)	7,300	302
HeartWare International (1)	1,400	103
Insulet (1)	1,200	34
Intuitive Surgical (1)	5,800	2,829
K2M Group Holdings (1)	9,900	259
Masimo (1)	300	11
Medtronic	105,546	8,055
Meridian Bioscience	10,600	193
Sonova (CHF)	5,568	840

Steris	6,200	414
Stryker	14,500	1,394
Thoratec (1)	6,000	272
Tornier (1)	7,300	194
Wright Medical Group (1)	7,160	196
		21,286

Health Care Providers & Services 3.6%

Acadia Healthcare (1)	6,240	463
Adeptus Health, Class A (1)	1,800	126
Aetna	35,800	4,223
AmerisourceBergen	16,700	1,880
Anthem	50,400	8,460
Cardinal Health	30,600	2,698
Centene (1)	5,800	437
Cigna	51,600	7,267
DaVita HealthCare Partners (1)	15,300	1,282
Fresenius (EUR)	58,581	3,734
HCA Holdings (1)	68,300	5,589
HealthEquity (1)	500	13
Healthways (1)	2,300	35
Humana	4,800	1,030
LifePoint Health (1)	3,700	279
McKesson	54,400	12,905
Miraca Holdings (JPY)	23,400	1,126
Team Health Holdings (1)	2,600	152
UnitedHealth Group	74,500	8,956
Universal American (1)	3,800	39
WellCare Health Plans (1)	4,800	411
		61,105

Health Care Technology 0.0%

HMS Holdings (1)	9,500	162
		162

Life Sciences Tools & Services 0.9%		
Agilent Technologies	119,600	4,926
Bruker (1)	9,500	189
Thermo Fisher Scientific	84,600	10,967
		16,082
Pharmaceuticals 5.7%		
AbbVie	107,400	7,152
Actavis (1)	32,717	10,038
Astellas Pharma (JPY)	198,500	2,881
Bayer (EUR) (2)	49,844	7,071
Bristol-Myers Squibb	22,000	1,421
Catalent (1)	5,100	163
Eli Lilly	19,900	1,570
GlaxoSmithKline, ADR	47,100	2,090
Medicines Company (1)	5,000	142
Merck	141,600	8,622
Mylan (1)	51,400	3,733
Novartis (CHF)	93,549	9,628
Novo Nordisk (DKK)	32,104	1,819
Pacira Pharmaceuticals (1)	6,290	492
Perrigo	300	57
Pfizer	413,240	14,360
Relypsa (1)	1,600	59
Roche Holding (CHF)	19,926	5,867
Sanofi (EUR)	46,116	4,520
Shire, ADR	17,400	4,526
Takeda Pharmaceutical (JPY)	53,100	2,574
Theravance	800	13
Theravance Biopharma (1)	171	2
Valeant Pharmaceuticals International (1)	35,000	8,357
ZS Pharma (1)	600	35
		97,192
Total Health Care		247,646

INDUSTRIALS & BUSINESS SERVICES 9.2%

Aerospace & Defense 2.3%		
American Science Engineering	3,000	117
Boeing	101,300	14,235
Hexcel	5,290	260
Honeywell International	63,700	6,638
Moog, Class A (1)	3,800	261
Precision Castparts	15,400	3,259
Rolls-Royce (GBP)	188,225	2,875
Teledyne Technologies (1)	4,410	447
Textron	55,600	2,514
United Technologies	65,100	7,628
		38,234
Air Freight & Logistics 0.2%		
FedEx	21,100	3,655
UTi Worldwide (1)	6,200	60
		3,715
Airlines 1.1%		
Allegiant Travel	600	94
American Airlines	353,400	14,974
Delta Air Lines	600	26
United Continental (1)	60,500	3,303
		18,397
Building Products 0.1%		
AAON	7,300	173
Apogee Enterprises	2,800	150
Lennox International	4,000	450
NCI Building Systems (1)	4,700	70
Quanex Building Products	5,600	100
Simpson Manufacturing	5,500	187
		1,130

Commercial Services & Supplies 0.3%		
ARC Document Solutions (1)	5,500	41
G & K Services, Class A	1,400	98
Horizon North Logistics (CAD)	10,400	31
IHS (1)	7,000	864
Knoll	11,200	255
Matthews International, Class A	2,800	139
Mobile Mini	7,420	294
MSA Safety	7,400	331
Multi-Color	5,340	342
R.R. Donnelley	425	8
Ritchie Bros. Auctioneers	9,200	260
SP Plus (1)	3,600	87
Team (1)	2,600	103
Tyco International	54,200	2,188
Waste Connections	5,790	281
		5,322
Construction & Engineering 0.1%		
Bouygues (EUR)	45,597	1,796
Comfort Systems USA	1,500	34
		1,830
Electrical Equipment 0.5%		
ABB (CHF)	89,760	1,968
AZZ	5,700	273
Encore Wire	2,000	88
Legrand (EUR) (1)(2)	38,900	2,191
Mitsubishi Electric (JPY)	311,000	4,244
Thermon Group Holdings (1)	3,400	77
		8,841
Industrial Conglomerates 3.0%		
3M	8,800	1,400
Danaher	151,900	13,112

DCC (GBP)	32,084	2,554
GE	726,800	19,820
Hutchison Whampoa (HKD)	309,200	4,586
Koninklijke Philips (EUR) (2)	73,936	2,015
Koninklijke Philips, Rights, 6/17/15 (EUR) (1)	73,936	—
Roper Technologies	18,000	3,149
Sembcorp Industries (SGD)	241,020	742
Siemens (EUR)	26,101	2,746
		50,124

Machinery 0.7%

Alamo	1,500	79
Albany International	5,900	234
Chart Industries (1)	5,680	184
Clarcor	3,200	197
EnPro Industries	3,300	200
ESCO Technologies	6,700	250
Flowserve	10,000	550
Graco	4,470	325
Harsco	12,700	205
Hillenbrand	3,100	95
Ingersoll-Rand	6,400	440
John Bean Technologies	8,900	334
Luxfer Holdings, ADR	8,400	102
Manitowoc	7,400	140
Mueller Water Products	16,900	156
Pentair	43,200	2,766
Proto Labs (1)	300	21
RBC Bearings (1)	4,710	330
Rexnord (1)	10,230	262
Sun Hydraulics	3,550	133
THK (JPY)	69,200	1,661
Toro	6,110	418
TriMas (1)	7,800	225
Valmont Industries	1,200	149

Wabtec	27,200	2,728
Woodward	810	41
		12,225
Marine 0.2%		
Maersk (DKK)	1,151	2,224
Matson	2,700	109
Nippon Yusen Kabushiki Kaisha (JPY)	259,000	781
		3,114
Professional Services 0.1%		
Kforce	3,700	81
Recruit Holdings (JPY)	33,400	1,043
Trinet (1)	5,600	168
Verisk Analytics, Class A (1)	6,700	486
		1,778
Road & Rail 0.4%		
Canadian Pacific Railway	5,900	972
Celadon Group	6,100	142
Central Japan Railway (JPY)	15,100	2,618
Heartland Express	445	9
J.B. Hunt Transport Services	12,600	1,059
Kansas City Southern	700	63
Knight Transportation	10,995	314
Landstar System	2,800	183
Saia (1)	3,700	152
Union Pacific	6,900	696
		6,208
Trading Companies & Distributors 0.2%		
Mitsubishi (JPY)	93,500	2,091
Sumitomo (JPY)	149,900	1,782
		3,873
Total Industrials & Business Services		154,791

INFORMATION TECHNOLOGY 10.0%

Communications Equipment 0.4%

ADTRAN	9,400	162
Alcatel-Lucent (EUR) (1)	238,804	955
CalAmp (1)	5,000	99
Ciena (1)	2,300	55
Cisco Systems	80,300	2,353
Finisar (1)	8,210	180
Ixia (1)	7,600	96
QUALCOMM	31,400	2,188
		6,088

Electronic Equipment, Instruments & Components 0.2%

Control4 (1)	3,700	34
CTS	6,600	124
Electro Rent	3,000	31
Fabrinet (1)	6,000	109
FARO Technologies (1)	2,950	129
Hamamatsu Photonics (JPY)	36,400	1,114
InvenSense (1)	5,500	78
Keysight Technologies (1)	37,550	1,234
National Instruments	5,050	151
		3,004

Internet Software & Services 3.4%

Akamai Technologies (1)	10,000	763
Alibaba Group Holding, ADR (1)	70,990	6,341
Angie's List (1)	3,300	21
Baidu, ADR (1)	51,300	10,127
Coupons.com (1)	4,780	60
Cvent (1)	8,480	223
Endurance International Group (1)	6,700	136
Facebook (1)	133,897	10,603
Five9 (1)	11,800	60
Google, Class A (1)	15,220	8,300

Google, Class C	19,273	10,255
GrubHub (1)	6,093	246
HomeAway (1)	2,600	73
Kakaku.com (JPY)	62,900	976
LinkedIn (1)	7,700	1,501
Marketo (1)	10,100	301
NAVER (KRW)	1,368	749
New Relic (1)	1,200	39
Pandora Media (1)	7,580	141
SciQuest (1)	6,400	98
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $41 (1)(3)(5)	2,478	41
Tencent Holdings (HKD)	339,000	6,792
Twitter (1)	600	22
Xoom (1)	4,700	88
Zillow (1)	170	16
		57,972
IT Services 1.8%		
Cognizant Technology Solutions (1)	13,300	861
Fiserv (1)	36,600	2,933
Infosys, ADR	54,000	1,721
Jack Henry & Associates	500	33
MasterCard, Class A	114,900	10,601
Visa, Class A	161,900	11,119
Western Union	140,500	3,084
Xerox	61,900	707
		31,059
Semiconductor & Semiconductor Equipment 1.3%		
Advanced Energy Industries (1)	3,500	100
Applied Materials	26,800	539
ASML Holding (EUR)	15,793	1,771
Avago Technologies	22,000	3,258
Cavium (1)	1,800	127
Diodes (1)	2,150	57

Fairchild Semiconductor, Class A (1)	4,000	80
Kopin (1)	8,100	28
M/A-COM Technology Solutions Holdings (1)	2,100	80
Micron Technology (1)	220,000	6,145
PDF Solutions (1)	4,800	76
PMC-Sierra (1)	18,300	166
Semtech (1)	9,200	197
Silicon Laboratories (1)	2,100	116
Taiwan Semiconductor Manufacturing (TWD)	698,759	3,328
Texas Instruments	88,600	4,955
Tokyo Electron (JPY)	16,600	1,054
Veeco (1)	4,800	145
		22,222
Software 1.9%		
Allot Communications (1)	6,800	52
Autodesk (1)	1,800	97
Barracuda Networks (1)	900	35
Bottomline Technologies (1)	10,200	269
CA	163,100	4,966
Cadence Design Systems (1)	3,500	69
Computer Modelling (CAD)	6,900	76
Cyber-Ark Software (1)	190	12
Descartes Systems (1)	11,200	171
Electronic Arts (1)	24,600	1,544
Fleetmatics (1)	7,100	297
Fortinet (1)	3,300	132
Guidewire Software (1)	7,600	368
HubSpot (1)	3,390	172
Imperva (1)	2,300	140
Infoblox (1)	2,100	55
Interactive Intelligence (1)	4,890	211
Intuit	1,400	146
Microsoft	238,600	11,181
Progress Software (1)	6,250	165

Proofpoint (1)	5,300	313
Pros Holdings (1)	2,000	39
Qlik Technologies (1)	2,500	90
Red Hat (1)	35,671	2,756
Salesforce.com (1)	87,900	6,395
ServiceNow (1)	10,400	797
SS&C Technologies Holdings	10,910	643
Tangoe (1)	19,100	243
		31,434

Technology Hardware, Storage & Peripherals 1.0%

Apple	77,200	10,057
Canon (JPY)	31,800	1,098
Cray (1)	11,700	358
Samsung Electronics (KRW)	1,020	1,200
Seagate Technology	33,200	1,847
Wacom (JPY) (2)	78,800	306
Western Digital	24,300	2,366
		17,232
Total Information Technology		169,011

MATERIALS 2.8%

Chemicals 1.9%

Asahi Kasei (JPY)	243,000	2,149
Ashland	31,400	4,000
BASF (EUR)	22,620	2,092
Celanese, Series A	77,600	5,343
Ecolab	34,600	3,967
EI du Pont de Nemours	18,000	1,278
Flotek Industries (1)	7,600	87
Koppers	2,200	57
Lyondellbasell Industries, Class A	16,500	1,668
Minerals Technologies	2,300	155
PPG Industries	3,900	893

Senomyx (1)	6,800	39
Sherwin-Williams	27,200	7,838
Tosoh (JPY)	87,000	519
Umicore (EUR)	43,009	2,113
		32,198
Construction Materials 0.1%		
Eagle Materials	1,500	125
Martin Marietta Materials	1,020	152
Vulcan Materials	18,700	1,682
		1,959
Containers & Packaging 0.0%		
Berry Plastics (1)	11,490	385
		385
Metals & Mining 0.5%		
Acerinox (EUR)	65,461	999
Agnico Eagle Mines (CAD) (2)	14,500	467
Antofagasta (GBP)	71,089	811
BHP Billiton (GBP)	101,283	2,136
BHP Billiton (AUD)	56,818	1,274
Compass Minerals	2,210	191
Constellium (1)	12,100	165
Franco-Nevada (CAD)	2,970	153
Haynes International	3,400	160
New Gold (CAD) (1)	36,600	119
Osisko Gold Royalties (CAD) (2)	7,500	109
Petra Diamonds (GBP) (1)	20,933	56
Rio Tinto (AUD)	26,375	1,166
Ryerson Holding (1)	5,800	48
South32 (GBP) (1)	101,283	167
South32 (AUD) (1)	56,818	95
Worthington Industries	5,600	152
		8,268

Paper & Forest Products 0.3%

Clearwater Paper (1)	3,900	234
International Paper	31,300	1,622
Louisiana Pacific (1)	16,360	296
Schweitzer-Mauduit International	3,100	125
Wausau Paper	6,700	66
West Fraser Timber (CAD)	46,500	2,565
		4,908
Total Materials		47,718

TELECOMMUNICATION SERVICES 1.3%

Diversified Telecommunication Services 0.7%

AT&T	54,700	1,889
Nippon Telegraph & Telephone (JPY)	64,700	4,496
Premiere Global Services (1)	1,550	15
Telecom Italia (EUR) (1)	1,501,503	1,484
Telefonica (EUR)	147,319	2,085
Telefonica Deutschland Holding (EUR)	275,874	1,526
Telstra (AUD)	191,174	905
		12,400

Wireless Telecommunication Services 0.6%

America Movil, ADR	67,100	1,409
RingCentral (1)	9,000	154
SoftBank (JPY)	26,700	1,594
T-Mobile US (1)	78,800	3,064
Vodafone, ADR	88,918	3,470
		9,691
Total Telecommunication Services		22,091

UTILITIES 2.6%

Electric Utilities 1.2%

American Electric Power	60,300	3,394

PG&E	91,700	4,903
		13,090
Total Utilities		43,075
Total Common Stocks (Cost $774,577)		1,202,821
PREFERRED STOCKS 0.3%		
CONSUMER DISCRETIONARY 0.3%		
Automobiles 0.3%		
Volkswagen (EUR)	19,364	4,700
Total Consumer Discretionary		4,700
INDUSTRIALS & BUSINESS SERVICES 0.0%		
Aerospace & Defense 0.0%		
Rolls-Royce Holdings, C Shares (GBP) (1)	27,577,062	42
Total Industrials & Business Services		42
Total Preferred Stocks (Cost $2,686)		4,742
CONVERTIBLE PREFERRED STOCKS 0.0%		
ENERGY 0.0%		
Oil, Gas & Consumable Fuels 0.0%		
Geomet, Series A	3,462	10
Total Energy		10
FINANCIALS 0.0%		
Real Estate Investment Trusts 0.0%		
American Tower, Series A	1,291	132
Total Financials		132

INFORMATION TECHNOLOGY 0.0%		
Internet Software & Services 0.0%		
Cloudera, Series F, Acquisition Date: 2/5/14, Cost $43 (1)(3)(5)	2,965	82
MongoDB, Series F, Acquisition Date: 10/2/13, Cost $41 (1)(3)(5)	2,437	41
		123
IT Services 0.0%		
Apptio, Series D, Acquisition Date: 3/9/12, Cost $55 (1)(3)(5)	3,082	71
		71
Software 0.0%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $54 (1)(3)(5)	23,742	54
		54
Total Information Technology		248
Total Convertible Preferred Stocks (Cost $343)		390
CORPORATE BONDS 3.5%		
21st Century Fox America, 4.75%, 9/15/44	585,000	595
21st Century Fox America, 6.40%, 12/15/35	70,000	87
AbbVie, 2.50%, 5/14/20	405,000	405
AbbVie, 2.90%, 11/6/22	40,000	39
AbbVie, 4.50%, 5/14/35	430,000	430
Actavis Funding, 3.00%, 3/12/20	210,000	213
Actavis Funding, 3.80%, 3/15/25	80,000	80
Actavis Funding, 4.55%, 3/15/35	155,000	153
Aflac, 3.625%, 11/15/24	555,000	569
Agilent Technologies, 3.20%, 10/1/22	40,000	39
Agilent Technologies, 3.875%, 7/15/23	45,000	46
AIA Group, 3.20%, 3/11/25 (4)	440,000	436
Alcoa, 5.125%, 10/1/24	140,000	149

Alcoa, 5.95%, 2/1/37	40,000	42
Alcoa, 6.15%, 8/15/20	235,000	264
Alibaba Group Holding, 2.50%, 11/28/19 (4)	325,000	324
Altria Group, 2.625%, 1/14/20	305,000	307
Amazon.com, 3.80%, 12/5/24	665,000	683
Amazon.com, 4.95%, 12/5/44	315,000	322
American Airlines, 3.70%, 11/1/24	75,000	74
American Airlines, 4.00%, 1/15/27	254,035	262
American Airlines, 4.375%, 4/1/24	28,617	29
American Airlines, 4.95%, 7/15/24	755,568	810
Ameriprise Financial, 7.30%, 6/28/19	105,000	126
AmerisourceBergen, 3.25%, 3/1/25	95,000	94
Anadarko Petroleum, 3.45%, 7/15/24	35,000	35
Anadarko Petroleum, 6.375%, 9/15/17	80,000	88
Anglo American Capital, 3.625%, 5/14/20 (4)	215,000	217
Arrow Electronics, 3.50%, 4/1/22	125,000	124
AT&T, 2.45%, 6/30/20	175,000	173
AT&T, 4.75%, 5/15/46	150,000	142
Avnet Electronic, 5.875%, 6/15/20	270,000	302
Baidu, 2.75%, 6/9/19	400,000	404
Banco Santander Chile, 3.875%, 9/20/22 (4)	150,000	154
Bank of America, 2.00%, 1/11/18	620,000	624
Bank of America, 3.30%, 1/11/23	840,000	840
Bank of America, 3.875%, 3/22/17	250,000	261
Bank of America, 4.20%, 8/26/24	345,000	350
Bank of America, 5.65%, 5/1/18	385,000	425
Bank of Tokyo-Mitsubishi, 2.35%, 9/8/19 (4)	230,000	232
Barclays, 2.75%, 11/8/19	215,000	217
Barclays Bank, 2.50%, 2/20/19	200,000	204
Barclays Bank, 5.14%, 10/14/20	500,000	553

BB&T, 3.80%, 10/30/26	515,000	530
BBVA Bancomer, 4.375%, 4/10/24 (4)	300,000	312
BPCE, 4.50%, 3/15/25 (4)	360,000	359
BPCE, 5.70%, 10/22/23 (4)	200,000	217
Braskem Finance, 6.45%, 2/3/24	200,000	204
Bunge Limited Finance, 3.20%, 6/15/17	55,000	56
Burlington Northern Santa Fe, 4.55%, 9/1/44	305,000	310
Burlington Northern Santa Fe, 5.15%, 9/1/43	260,000	290
California Resources, 5.50%, 9/15/21	231,000	219
California Resources, 6.00%, 11/15/24	351,000	323
Catholic Health Initiatives, 2.95%, 11/1/22	115,000	113
CC Holdings, 3.849%, 4/15/23	615,000	614
Celgene Corporation, 5.25%, 8/15/43	115,000	128
CNA Financial, 3.95%, 5/15/24	180,000	184
CNA Financial, 5.875%, 8/15/20	300,000	345
Comcast, 3.125%, 7/15/22	50,000	51
Comcast, 4.20%, 8/15/34	190,000	191
Comcast, 6.95%, 8/15/37	375,000	497
Constellation Energy, 5.15%, 12/1/20	130,000	145
Continental Airlines, 4.15%, 10/11/25	54,094	57
Continental Airlines, 4.75%, 7/12/22	31,971	34
Continental Airlines, 7.25%, 5/10/21	71,046	82
Continental Resources, 5.00%, 9/15/22	410,000	409
Credit Agricole London, 2.50%, 4/15/19 (4)	250,000	255
Credit Suisse, 6.50%, 8/8/23 (4)	420,000	476
Crown Castle Towers, 3.222%, 5/15/22 (4)	35,000	35
Crown Castle Towers, 3.663%, 5/15/45 (4)	355,000	355
Crown Castle Towers, 6.113%, 1/15/40 (4)	179,000	203
Delphi, 5.00%, 2/15/23	460,000	497
Delta Airlines, 5.30%, 10/15/20	15,995	17

Delta Airlines, 7.75%, 6/17/21	28,226	32
Delta Airlines, ETC, 4.95%, 5/23/19	25,226	27
Discover Financial Servicers, 3.75%, 3/4/25	175,000	171
EADS Finance, 2.70%, 4/17/23 (4)	190,000	189
Enterprise Products Operations, 3.35%, 3/15/23	400,000	400
EQT, 8.125%, 6/1/19	140,000	167
Exelon Generation, 2.95%, 1/15/20	225,000	228
Exelon Generation, 6.25%, 10/1/39	75,000	87
FirstEnergy, 2.75%, 3/15/18	545,000	555
FirstEnergy, 4.25%, 3/15/23	135,000	139
FirstEnergy Transmission, 4.35%, 1/15/25 (4)	385,000	403
GATX, 2.50%, 3/15/19	185,000	185
GATX, 2.50%, 7/30/19	130,000	130
GATX, 3.50%, 7/15/16	120,000	123
GATX, 4.85%, 6/1/21	100,000	110
General Motors, 4.00%, 4/1/25	355,000	353
General Motors, 5.20%, 4/1/45	125,000	127
General Motors, 6.25%, 10/2/43	155,000	179
General Motors Financial, 3.15%, 1/15/20	395,000	395
General Motors Financial, 6.75%, 6/1/18	385,000	431
Gilead Sciences, 3.50%, 2/1/25	235,000	240
Goldman Sachs, 3.625%, 1/22/23	1,025,000	1,042
Goldman Sachs, 5.75%, 1/24/22	340,000	391
Goldman Sachs, 6.75%, 10/1/37	255,000	312
Goldman Sachs, 7.50%, 2/15/19	600,000	710
Grain Spectrum Funding, 4.00%, 10/10/18 (4)	215,000	222
GTP Acquisition Partners, 2.50%, 6/15/45 (4)	365,000	366
Harris, 2.70%, 4/27/20	50,000	50
Harris, 3.832%, 4/27/25	70,000	70
Harvard University, Presidents & Fellows, 3.619%, 10/1/37	70,000	69

Heathrow Funding, 4.875%, 7/15/23 (4)	175,000	194
Holcim, 6.00%, 12/30/19 (4)	105,000	120
HPHT Finance 15, 2.25%, 3/17/18 (4)	200,000	201
HPHT Finance 15, 2.875%, 3/17/20 (4)	200,000	202
HSBC Holdings, VR, 6.375%, 3/29/49	200,000	205
Humana, 3.85%, 10/1/24	265,000	272
Humana, 4.95%, 10/1/44	375,000	391
Hyatt Hotels, 3.875%, 8/15/16	165,000	170
IFC Development, 2.375%, 5/21/19	480,000	478
ING Bank, 2.45%, 3/16/20 (4)	200,000	202
ING Bank, VR, 4.125%, 11/21/23	410,000	426
Interpublic Group of Companies, 3.75%, 2/15/23	70,000	72
Interpublic Group of Companies, 4.00%, 3/15/22	165,000	172
Interpublic Group of Companies, 4.20%, 4/15/24	180,000	187
Intesa Sanpaolo, 3.125%, 1/15/16	200,000	202
Invista Finance, 4.25%, 10/15/19 (4)	120,000	118
Itau Unibanco, 5.65%, 3/19/22	200,000	207
J.M. Smucker, 2.50%, 3/15/20 (4)	195,000	196
JPMorgan Chase, 6.00%, 1/15/18	385,000	428
Kaiser Permanente, 3.50%, 4/1/22	90,000	92
Keysight Technologies, 4.55%, 10/30/24 (4)	335,000	332
Liberty Mutual Group, 4.85%, 8/1/44 (4)	345,000	346
Life Technologies, 6.00%, 3/1/20	440,000	505
Lloyds TSB Bank, 6.50%, 9/14/20 (4)	720,000	845
Lockheed Martin, 3.60%, 3/1/35	80,000	76
Lockheed Martin, 3.80%, 3/1/45	200,000	185
LYB International Finance, 4.00%, 7/15/23	250,000	262
Marsh & McLennan, 2.35%, 3/6/20	240,000	241
Marsh & McLennan, 3.50%, 6/3/24	495,000	503
Marsh & McLennan, 3.50%, 3/10/25	150,000	152

Martin Marietta Materials, 4.25%, 7/2/24	295,000	304
Massachusetts Institute of Technology, 3.959%, 7/1/38	130,000	134
Medtronic, 2.75%, 4/1/23	70,000	69
Medtronic, 3.50%, 3/15/25 (4)	760,000	775
Medtronic, 4.625%, 3/15/45 (4)	345,000	358
Merrill Lynch, 6.11%, 1/29/37	755,000	872
MetLife, 4.75%, 2/8/21	100,000	112
Morgan Stanley, 3.75%, 2/25/23	720,000	741
Morgan Stanley, 5.00%, 11/24/25	445,000	480
Morgan Stanley, 5.50%, 7/28/21	815,000	932
Morgan Stanley, 7.30%, 5/13/19	1,265,000	1,498
Murphy Oil, 4.00%, 6/1/22	21,000	20
NBC Universal, 2.875%, 1/15/23	150,000	149
Newell Rubbermaid, 2.05%, 12/1/17	50,000	51
Newfield Exploration, 5.75%, 1/30/22	305,000	322
Noble Energy, 4.15%, 12/15/21	570,000	602
Noble Energy, 6.00%, 3/1/41	285,000	315
Noble Holding International, 5.95%, 4/1/25	280,000	282
Nordea Bank, 4.875%, 5/13/21 (4)	450,000	488
O'Reilly Automotive, 3.80%, 9/1/22	370,000	383
O'Reilly Automotive, 4.875%, 1/14/21	120,000	133
Odebrecht Finance, 7.125%, 6/26/42 (4)	205,000	190
Omnicom Group, 3.65%, 11/1/24	410,000	410
Origin Energy Finance, 3.50%, 10/9/18 (4)	400,000	411
Perrigo, 2.30%, 11/8/18	200,000	201
PPL Capital Funding, 3.50%, 12/1/22	300,000	306
Priceline Group, 3.65%, 3/15/25	275,000	276
Principal Financial Group, VR, 4.70%, 5/15/55	295,000	295
Provident, 7.00%, 7/15/18	130,000	148
QVC, 3.125%, 4/1/19	525,000	528

QVC, 4.375%, 3/15/23	35,000	35
Reinsurance Group of America, 5.00%, 6/1/21	85,000	94
Reinsurance Group of America, 5.625%, 3/15/17	40,000	43
Reinsurance Group of America, 6.45%, 11/15/19	65,000	75
Rowan Companies, 4.875%, 6/1/22	50,000	50
Royal Bank of Scotland, 6.125%, 1/11/21	265,000	311
Santander U.K., 5.00%, 11/7/23 (4)	690,000	725
SBA Tower Trust, 2.898%, 10/15/44 (4)	165,000	167
SBA Tower Trust, 2.933%, 12/15/42 (4)	50,000	51
SBA Tower Trust, 3.869%, 10/15/49 (4)	290,000	299
SES, 3.60%, 4/4/23 (4)	95,000	97
SESI, 6.375%, 5/1/19	410,000	423
SESI, 7.125%, 12/15/21	25,000	27
Shell International Finance, 2.125%, 5/11/20	320,000	320
Shell International Finance, 3.25%, 5/11/25	370,000	373
Sirius XM Radio, 5.25%, 8/15/22 (4)	470,000	495
Southwestern Energy, 4.95%, 1/23/25	305,000	315
Spectra Energy Capital, 3.30%, 3/15/23	185,000	174
Standard Chartered, 1.70%, 4/17/18 (4)	415,000	414
Sun Hung Kai Property, 3.625%, 1/16/23	220,000	226
Sun Hung Kai Property, 4.50%, 2/14/22	200,000	215
Telstra, 3.125%, 4/7/25 (4)	255,000	253
Tencent Holdings, 2.875%, 2/11/20 (4)	200,000	201
Tencent Holdings, 3.375%, 5/2/19 (4)	400,000	413
Textron, 4.30%, 3/1/24	455,000	480
Thermo Fisher Scientific, 2.40%, 2/1/19	50,000	50
Thermo Fisher Scientific, 4.15%, 2/1/24	200,000	210
Time Warner Cable, 4.00%, 9/1/21	10,000	10
Time Warner Cable, 8.25%, 4/1/19	115,000	136
Turkiye Garanti Bankasi, 4.00%, 9/13/17	200,000	204

Tyson Foods, 3.95%, 8/15/24	130,000	135
Tyson Foods, 4.50%, 6/15/22	100,000	108
U.S. Airways, 3.95%, 5/15/27	117,132	121
U.S. Airways, 4.625%, 12/3/26	294,347	312
U.S. Bank, 2.125%, 10/28/19	335,000	338
Union Pacific, 4.75%, 9/15/41	130,000	143
United Airlines PTC, ETC, 3.75%, 3/3/28	490,000	501
Unum Group, 4.00%, 3/15/24	180,000	186
Unum Group, 5.625%, 9/15/20	140,000	158
Verizon Communications, 4.50%, 9/15/20	225,000	245
Verizon Communications, 5.15%, 9/15/23	375,000	418
Verizon Communications, 6.40%, 9/15/33	775,000	908
Walgreens Boots Alliance, 2.70%, 11/18/19	40,000	41
Western Gas Partners, 4.00%, 7/1/22	310,000	316
Whiting Petroleum, 5.75%, 3/15/21	207,000	211
Williams Companies, 3.70%, 1/15/23	125,000	122
Williams Companies, 4.55%, 6/24/24	340,000	347
Williams Partners, 6.30%, 4/15/40	110,000	119
WPP Finance 2010, 3.625%, 9/7/22	105,000	108
WPP Finance 2010, 4.75%, 11/21/21	150,000	167
Total Corporate Bonds (Cost $57,732)		58,991

ASSET-BACKED SECURITIES 1.1%

Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17 (4)	100,000	101
Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (4)	80,000	81
Ally Auto Receivables Trust Series 2013-2, Class A3 0.79%, 1/15/18	114,948	115

Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19	180,000	181
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	530,000	530
American Express Credit Account Master Trust Series 2012-5, Class C 1.07%, 5/15/18 (4)	100,000	100
American Express Credit Account Master Trust Series 2014-1, Class A, VR 0.556%, 12/15/21	225,000	225
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	345,000	347
AmeriCredit Automobile Receivables Trust Series 2013-2, Class D 2.42%, 5/8/19	150,000	151
AmeriCredit Automobile Receivables Trust Series 2013-5, Class C 2.29%, 11/8/19	205,000	207
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (4)	117,000	117
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (4)	265,000	265
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (4)	120,000	124
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (4)	355,000	358
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (4)	120,000	121
Avis Budget Rental Car Funding Series 2015-2A, Class A 2.63%, 12/20/21 (4)	325,000	325

Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	175,000	178
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	100,000	101
Cabela's Credit Card Master Trust Series 2012-1A, Class A1 1.63%, 2/18/20 (4)	105,000	106
Cabela's Credit Card Master Trust Series 2015-1A, Class A1 2.26%, 3/15/23	265,000	267
Capital Auto Receivables Asset Trust Series 2013-1, Class B 1.29%, 4/20/18	15,000	15
Capital Auto Receivables Asset Trust Series 2013-1, Class C 1.74%, 10/22/18	15,000	15
Capital Auto Receivables Asset Trust Series 2013-3, Class A3 1.31%, 12/20/17	520,000	522
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	35,000	36
Capital Auto Receivables Asset Trust Series 2014-2, Class A4 1.62%, 10/22/18	325,000	328
Capital Auto Receivables Asset Trust Series 2015-2, Class A3 1.73%, 9/20/19	235,000	235
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A 1.39%, 1/15/21	325,000	325
CarMax Auto Owner Trust Series 2013-3, Class A3 0.97%, 4/16/18	191,618	192
CarMax Auto Owner Trust Series 2013-3, Class A4 1.49%, 1/15/19	655,000	660

CarMax Auto Owner Trust Series 2014-1, Class B 1.69%, 8/15/19	30,000	30
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	40,000	40
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (4)	150,438	151
Chase Issuance Trust Series 2014-A5, Class A5, VR 0.556%, 4/15/21	230,000	230
Chase Issuance Trust Series 2015-A2, Class A 1.59%, 2/18/20	225,000	227
Citibank Credit Card Issuance Trust Series 2013-A2, Class A2, VR 0.465%, 5/26/20	400,000	400
CNH Equipment Trust Series 2012-D, Class B 1.27%, 5/15/20	135,000	135
CNH Wholesale Master Note Trust Series 2013-2A, Class A, VR 0.786%, 8/15/19 (4)	170,000	170
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (4)	199,500	201
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (4)	85,165	86
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (4)	324,707	326
Discover Card Master Trust I Series 2014-A5, Class A 1.39%, 4/15/20	635,000	638
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (4)	444,475	463

Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (4)	140,300	140
Enterprise Fleet Financing Series 2013-2, Class A2 1.06%, 3/20/19 (4)	107,766	108
Enterprise Fleet Financing Series 2015-1, Class A2 1.30%, 9/20/20 (4)	410,000	411
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (4)	33,342	33
Ford Credit Auto Owner Trust Series 2014-C, Class A4 1.56%, 2/15/20	80,000	81
Ford Credit Auto Owner Trust Series 2014-REV1, Class A 2.26%, 11/15/25 (4)	1,075,000	1,092
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class C 1.37%, 1/15/18	100,000	100
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class D 1.82%, 1/15/18	100,000	100
Fosse Master Issuer Series 2012-1A, Class 3A1, CMO, VR 1.775%, 10/18/54 (4)	150,000	153
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	210,000	212
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	125,000	126
GE Capital Credit Card Master Note Trust Series 2013-1, Class B 1.69%, 3/15/21	385,000	384
GreatAmerica Leasing Receivables Series 2014-1, Class A3 0.89%, 7/15/17 (4)	145,000	145

Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (4)	178,371	177
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (4)	147,750	147
Honda Auto Receivables Owner Trust Series 2014-4, Class A4 1.46%, 10/15/20	65,000	65
Huntington Auto Trust Series 2011-1A, Class C 2.53%, 3/15/17 (4)	100,000	100
Kubota Credit Owner Trust Series 2014-1A, Class A4 1.67%, 7/15/20 (4)	170,000	171
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (4)	56,308	57
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (4)	86,323	86
Mercedes-Benz Auto Lease Trust Series 2013-B, Class A4 0.76%, 7/15/19	165,000	165
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (4)	170,000	169
MMAF Equipment Finance Series 2015-AA, Class A4 1.93%, 7/16/21 (4)	170,000	170
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A, VR 0.865%, 9/25/18 (4)	160,000	160
Nissan Auto Lease Trust Series 2013-B, Class A3 0.75%, 6/15/16	70,000	70
Nissan Auto Receivables Owner Trust Series 2013-B, Class A3 0.84%, 11/15/17	94,412	95

Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (4)	330,000	335
Sierra Receivables Funding Series 2014-1A, Class A 2.07%, 3/20/30 (4)	122,266	123
Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (4)	131,433	132
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (4)	468,642	470
Smart Trust Australia Series 2012-2USA, Class A4A 2.06%, 3/14/18 (4)	215,000	216
Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	250,000	251
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	55,000	55
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	85,000	85
Smart Trust Australia Series 2014-1US, Class A4A 1.68%, 12/14/19	150,000	151
Smart Trust Australia Series 2015-1US, Class A3A 1.50%, 9/14/18	125,000	125
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (4)	175,000	174
Synchrony Credit Card Master Note Trust Series 2014-1, Class B 1.81%, 11/15/20	265,000	266
Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	125,000	126

Utility Debt Securitization Authority Series 2013-T, Class T1 2.042%, 6/15/21	105,000	105
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (4)	580,000	582
Wheels Series 2014-1A, Class A3 1.46%, 3/20/23 (4)	200,000	201
World Financial Network Credit Card Master Trust Series 2010-A, Class A 3.96%, 4/15/19	135,000	135
World Omni Auto Lease Securitization Series 2014-A, Class B 1.65%, 4/15/20	160,000	161
Total Asset-Backed Securities (Cost $17,770)		17,835

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.0%

Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 5.843%, 7/10/44	155,000	159
Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	525,000	549
Banc of America Commercial Mortgage Series 2007-4, Class A4, ARM 5.744%, 2/10/51	94,824	102
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 5.811%, 2/10/51	130,000	140
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	226,405	240
Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.666%, 2/25/34	18,049	18

Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 2.708%, 5/25/34	12,504	12
Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.674%, 9/25/34	13,379	13
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.621%, 10/25/34	5,322	5
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.696%, 11/25/35	95,969	88
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 2.746%, 11/25/35	30,985	29
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	6,077	6
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A4 3.635%, 10/10/47	490,000	516
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A4 3.192%, 4/10/48	520,000	527
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class C, ARM 4.156%, 4/10/48	140,000	140
Cobalt Commercial Mortgage Trust Series 2007-C3, Class AM, ARM 5.765%, 5/15/46	60,000	64
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, ARM 6.038%, 12/10/49	128,457	136
Commercial Mortgage PTC Series 2006-C7, Class AM, ARM 5.775%, 6/10/46	110,000	114
Commercial Mortgage PTC Series 2014-CR15, Class C, ARM 4.766%, 2/10/47	400,000	431

Commercial Mortgage PTC Series 2014-CR20, Class A4 3.59%, 11/10/47	115,000	121
Commercial Mortgage PTC Series 2014-CR21, Class A3 3.528%, 12/10/47	1,080,000	1,129
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.01%, 2/13/32 (4)	110,000	110
Commercial Mortgage PTC Series 2014-UBS5, Class A4 3.838%, 9/10/47	205,000	219
Commercial Mortgage PTC Series 2014-UBS6, Class A5 3.644%, 12/10/47	330,000	347
Connecticut Avenue Securities Series 2014-CO4, Class 1M1, CMO, ARM 2.135%, 11/25/24	201,693	204
Connecticut Avenue Securities Series 2014-CO4, Class 2M1, CMO, ARM 2.285%, 11/25/24	96,937	98
Connecticut Avenue Securities Series 2015-CO1, Class 1M1, CMO, ARM 1.685%, 2/25/25	60,418	61
Connecticut Avenue Securities Series 2015-CO1, Class 2M1, CMO, ARM 1.685%, 2/25/25	30,795	31
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 1.79%, 1/25/34	22,306	21
Credit Suisse Mortgage Trust Series 2014-ICE, Class A, ARM 1.05%, 4/15/27 (4)	100,000	100
CSAIL Commercial Mortgage Trust Series 2015-C2, Class B 4.208%, 6/15/57	160,000	166
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.026%, 9/19/44	54,659	51

FREMF Mortgage Trust Series 2014-K41, Class B, ARM 3.83%, 11/25/47 (4)	310,000	312
FREMF Mortgage Trust Series 2015-K43, Class B, ARM 3.735%, 2/25/48 (4)	60,000	61
FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.714%, 4/25/48 (4)	145,000	142
FREMF Mortgage Trust Series 2015-K718, Class B, ARM 3.669%, 2/25/22 (4)	260,000	260
GMAC Commercial Mortgage Securities Series 2006-C1, Class AM, ARM 5.29%, 11/10/45	190,000	194
Goldman Sachs Mortgage Securities II Series 2012-GCJ9, Class A3 2.773%, 11/10/45	125,000	126
Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	215,000	226
Greenwich Capital Commercial Funding Series 2007-GG9, Class AMFX 5.475%, 3/10/39	290,000	305
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.615%, 6/25/35	192,938	182
GSAA Home Equity Trust Series 2005-MTR1, Class A4, ARM 0.555%, 10/25/35	91,880	88
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	125,000	136
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A5 3.639%, 11/15/47	65,000	69
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C28, Class A4 3.227%, 10/15/48	535,000	544

JPMorgan Chase Commercial Mortgage Securities Series 2006-CB16, Class A4 5.552%, 5/12/45	223,089	230
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP8, Class AJ, ARM 5.48%, 5/15/45	30,000	31
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	283,771	295
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.697%, 2/12/49	445,000	473
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	380,000	407
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.011%, 2/15/51	620,000	672
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	155,000	157
JPMorgan Chase Commercial Mortgage Securities Series 2013-C16, Class A4, ARM 4.166%, 12/15/46	305,000	335
JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46	90,000	91
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31	426,110	431
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39	155,000	162
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM, ARM 5.493%, 2/15/40	630,000	667
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AM, ARM 6.114%, 7/15/40	185,000	199

LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.15%, 4/15/41	95,000	104
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4, ARM 5.837%, 6/12/50	165,000	175
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class A4 3.306%, 5/15/46	290,000	297
Morgan Stanley Capital I Series 2007-HQ11, Class AJ, ARM 5.508%, 2/12/44	140,000	146
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	160,294	152
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	86,314	85
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.585%, 8/25/24	250,000	254
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.385%, 9/25/24	250,000	252
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M2, CMO, ARM 2.835%, 10/25/24	250,000	255
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.585%, 1/25/25	250,000	253
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 2.035%, 10/25/27	305,000	305
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2, CMO, ARM 2.385%, 3/25/25	250,000	252
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	16,696	17

Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, 12/15/43	410,000	433
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A3 5.678%, 5/15/46	85,000	91
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.357%, 9/25/35	4,594	5
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/15/50	145,000	143
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 2.49%, 1/25/34	18,313	18
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 2.676%, 6/25/34	7,801	8
WF-RBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	210,000	214
WF-RBS Commercial Mortgage Trust Series 2014-C19, Class AS 4.271%, 3/15/47	165,000	180
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47	205,000	223
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class A5 3.607%, 11/15/47	105,000	111
Total Non-U.S. Government Mortgage-Backed Securities (Cost $16,750)		16,715

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.8%

U.S. Government Agency Obligations 2.6% (6)

Federal Home Loan Mortgage		
1.426%, 8/25/17	75,000	76

1.875%, 4/25/22	110,678	111
2.50%, 11/1/27 - 5/1/30	1,341,677	1,372
3.00%, 12/1/42 - 7/1/43	1,645,421	1,667
3.50%, 8/1/42 - 5/1/43	1,195,508	1,249
4.00%, 6/1/24 - 3/1/45	2,231,066	2,385
4.50%, 11/1/18 - 10/1/40	1,094,023	1,188
5.00%, 10/1/18 - 8/1/40	748,122	831
5.50%, 3/1/18 - 1/1/40	208,686	233
6.00%, 10/1/16 - 8/1/38	211,955	241
6.50%, 3/1/32 - 9/1/32	88,543	102
7.00%, 6/1/32	604	1
Federal Home Loan Mortgage, ARM		
2.225%, 7/1/35	12,843	14
2.245%, 1/1/36	3,596	4
2.285%, 9/1/32	421	—
2.359%, 1/1/37	17,795	19
2.401%, 2/1/37	79,648	85
2.478%, 11/1/35	10,263	11
2.583%, 2/1/37	73,323	79
Federal Home Loan Mortgage, TBA		
4.00%, 1/1/41	605,000	645
4.50%, 1/1/36	660,000	717
Federal National Mortgage Assn.		
2.50%, 10/1/27 - 3/1/43	2,229,556	2,263
3.00%, 1/1/27 - 11/1/43	6,294,863	6,423
3.50%, 5/1/42 - 11/1/44	2,771,610	2,902
4.00%, 3/1/24 - 9/1/43	3,047,664	3,264
4.50%, 5/1/19 - 9/1/42	2,986,542	3,250
5.00%, 9/1/19 - 6/1/42	2,560,765	2,850
5.50%, 9/1/23 - 9/1/41	2,435,222	2,760

6.00%, 6/1/21 - 5/1/42	1,574,460	1,804
6.50%, 5/1/17 - 5/1/40	405,568	470
Federal National Mortgage Assn., ARM		
2.208%, 11/1/35	39,554	42
2.395%, 12/1/35	9,087	10
2.461%, 12/1/35	7,216	8
2.651%, 12/1/36	46,619	50
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	3,564	1
Federal National Mortgage Assn., TBA		
3.50%, 1/1/41	4,960,000	5,179
4.00%, 1/1/41	1,410,000	1,505
4.50%, 1/1/35	705,000	766
		44,577
U.S. Government Obligations 1.2%		
Government National Mortgage Assn.		
2.50%, 12/20/42 - 7/20/43	1,489,804	1,473
3.00%, 8/20/42 - 11/20/42	1,061,340	1,090
3.50%, 6/20/43 - 4/20/45	3,967,107	4,175
4.00%, 9/20/40 - 3/20/45	3,209,531	3,428
4.50%, 11/20/39 - 10/20/44	1,665,029	1,822
5.00%, 7/20/39 - 1/20/45	1,945,017	2,148
5.50%, 7/15/33 - 6/20/44	633,942	726
6.00%, 11/20/33 - 6/20/44	60,965	70
6.50%, 3/15/26 - 12/20/33	4,268	5
7.00%, 2/15/30	5,913	6
8.00%, 4/15/22 - 10/20/25	2,174	2
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39	181,909	22
4.00%, 5/20/37 - 2/20/43	394,537	64
4.50%, 11/20/37 - 12/20/39	381,930	29

Government National Mortgage Assn., TBA		
3.00%, 1/1/43	4,895,000	5,015
3.50%, 1/1/42	320,000	336
		20,411
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $64,176)		64,988

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 2.7%

U.S. Treasury Obligations 2.7%

U.S. Treasury Bonds, 3.00%, 11/15/44	3,035,000	3,100
U.S. Treasury Bonds, 3.125%, 2/15/43	3,490,000	3,642
U.S. Treasury Bonds, 3.375%, 5/15/44	1,155,000	1,265
U.S. Treasury Bonds, 4.625%, 2/15/40	590,000	779
U.S. Treasury Bonds, 5.375%, 2/15/31	295,000	405
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	238,613	236
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	926,940	922
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	3,450,102	3,550
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/15	794,967	800
U.S. Treasury Notes, 0.50%, 7/31/16	2,120,000	2,124
U.S. Treasury Notes, 0.625%, 11/30/17	2,620,000	2,609
U.S. Treasury Notes, 0.875%, 2/28/17 (7)	3,460,000	3,480
U.S. Treasury Notes, 1.25%, 10/31/18	6,610,000	6,642
U.S. Treasury Notes, 1.50%, 5/31/19	5,205,000	5,250
U.S. Treasury Notes, 1.625%, 8/31/19	2,010,000	2,033
U.S. Treasury Notes, 2.00%, 8/31/21	5,430,000	5,502
U.S. Treasury Notes, 2.25%, 11/15/24	745,000	754
U.S. Treasury Notes, 2.625%, 4/30/16	2,405,000	2,456
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $44,665)		45,549

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.4%

CCCI Treasure, FRN, 3.50%, 12/29/49	200,000	201
CNOOC Finance 2015, 3.50%, 5/5/25	325,000	322
CRCC Yupeng, FRN, 3.95%, 2/28/49	200,000	205
DP World, 6.85%, 7/2/37	100,000	115
Ecopetrol, 4.125%, 1/16/25	215,000	204
Ecopetrol, 5.875%, 5/28/45	35,000	33
Electricite de France, 4.60%, 1/27/20 (4)	115,000	127
Government of Bermuda, 4.854%, 2/6/24 (4)	200,000	217
Government of Bermuda, 5.603%, 7/20/20 (4)	200,000	224
KazMunaiGaz Finance, 9.125%, 7/2/18	120,000	136
KfW, 0.50%, 4/19/16	236,000	236
Kingdom of Morocco, 4.25%, 12/11/22 (4)	200,000	209
Pertamina, 6.45%, 5/30/44 (4)	200,000	208
Perusahaan Listrik Negar, 5.50%, 11/22/21	200,000	217
Petrobras International Finance, 5.75%, 1/20/20	215,000	215
Petroleos Mexicanos, 3.50%, 7/18/18	185,000	192
Petroleos Mexicanos, 3.50%, 7/23/20 (4)	145,000	147
Petroleos Mexicanos, 4.875%, 1/24/22	525,000	553
Petroleos Mexicanos, 5.50%, 6/27/44 (4)	155,000	152
Petroleos Mexicanos, 6.50%, 6/2/41	120,000	133
Province of Manitoba, 1.30%, 4/3/17	165,000	166
Province of Manitoba, 3.05%, 5/14/24	75,000	78
Province of Ontario, 1.20%, 2/14/18	80,000	80
Province of Ontario, 2.50%, 9/10/21	460,000	469
Republic of Colombia, 2.625%, 3/15/23	200,000	187
Republic of Iceland, 5.875%, 5/11/22	140,000	161
Republic of Indonesia, 4.875%, 5/5/21 (4)	200,000	217
Republic of Slovenia, 5.85%, 5/10/23	205,000	240

Republic of South Africa, 5.50%, 3/9/20	130,000	143
Republic of South Africa, 6.875%, 5/27/19	320,000	369
Swedish Export Credit, 5.125%, 3/1/17	150,000	161
Turkiye Halk Bankasi, 4.75%, 6/4/19 (4)	205,000	207
Total Foreign Government Obligations & Municipalities (Cost $6,387)		6,524

MUNICIPAL SECURITIES 0.3%

California 0.1%

Bay Area Toll Auth., Toll Bridge, Build America, 6.263%, 4/1/49	245,000	334
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	175,000	222
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	100,000	135
Los Angeles Community College Dist., Build America 6.75%, 8/1/49	215,000	311
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	60,000	79
		1,081

Colorado 0.0%

Denver School Dist. No. 1, COP, Series B, 4.242%, 12/15/37	65,000	65
		65

District of Columbia 0.0%

District of Columbia, Income Tax, Build America, Series E 5.591%, 12/1/34	25,000	30
		30

Florida 0.0%

Florida Board of Administration Fin. Corp. Hurricane Catastrophe Fund, Series A, 1.298%, 7/1/16	125,000	126
Florida Board of Administration Fin. Corp. Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	140,000	142
		268

Virginia Transportation Board, Build America, 5.35%, 5/15/35	20,000	23
		707
Total Municipal Securities (Cost $5,048)		5,469
BOND MUTUAL FUNDS 6.2%		
T. Rowe Price Inflation Protected Bond Fund, (0.09)% (8)(9)	70,194	843
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.60% (8)(9)	4,021,280	34,985
T. Rowe Price Institutional High Yield Fund, 5.69% (8)(9)	4,352,621	40,392
T. Rowe Price Institutional International Bond Fund, 1.98% (8)(9)	3,419,648	28,691
Total Bond Mutual Funds (Cost $108,053)		104,911
EQUITY MUTUAL FUNDS 8.4%		
T. Rowe Price Institutional Emerging Markets Equity Fund (9)	2,864,894	89,614
T. Rowe Price Real Assets Fund (9)	4,840,132	52,951
Total Equity Mutual Funds (Cost $134,806)		142,565
SHORT-TERM INVESTMENTS 1.7%		
Money Market Funds 1.7%		
T. Rowe Price Reserve Investment Fund, 0.06% (9)(10)	29,668,537	29,668
Total Short-Term Investments (Cost $29,668)		29,668
SECURITIES LENDING COLLATERAL 0.6%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.6%		
Short-Term Funds 0.6%		
T. Rowe Price Short-Term Reserve Fund, 0.07% (9)(10)	937,058	9,371
Total Investments through Securities Lending Program with JPMorgan Chase Bank		9,371
Total Securities Lending Collateral (Cost $9,371)		9,371

Total Investments in Securities	
101.1% of Net Assets (Cost $1,272,032)	**$ 1,710,539**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at May 31, 2015 -- total value of such securities at period-end amounts to $8,748. See Note 4.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $289 and represents 0.0% of net assets.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $24,188 and represents 1.4% of net assets.

(5) Level 3 in fair value hierarchy. See Note 2.

(6) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(7) At May 31, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(8) SEC 30-day yield

(9) Affiliated Companies

(10) Seven-day yield

ADR American Depository Receipts

ARM Adjustable Rate Mortgage

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

CMO Collateralized Mortgage Obligation

COP Certificate of Participation

DKK Danish Krone

ETC Equipment Trust Certificate

EUR Euro

FRN Floating-Rate Note

GBP British Pound

GDR Global Depository Receipts

HKD Hong Kong Dollar

IDA Industrial Development Authority/Agency

IO Interest Only security for which the fund receives interest on notional principal.

JPY Japanese Yen

KRW South Korean Won

NOK Norwegian Krone

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 80% stocks and 20% bonds and money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $13,000 for the year ended May 31, 2015.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2015, totaled $1,000 for the year ended May 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of May 31, 2015, securities valued at $166,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2015, the notional amount of protection sold by the fund totaled $534,000 (0.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 10% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2015, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2015, the value of loaned securities was $8,748,000; the value of cash collateral and related investments was $9,371,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $603,945,000 and $516,034,000, respectively, for the year ended May 31, 2015. Purchases and sales of U.S. government securities aggregated $324,244,000 and $299,839,000, respectively, for the year ended May 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2015 and May 31, 2014, were characterized for tax purposes as follows:

At May 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2015, expenses incurred pursuant to these service agreements were $185,000 for Price Associates; $696,000 for T. Rowe Price Services, Inc.; and $534,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the year ended May 31, 2015, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and
Shareholders of T. Rowe Price Personal Strategy Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Personal Strategy Growth Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2015

Tax Information (Unaudited) for the Tax Year Ended 5/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$12,426,000 from short-term capital gains,

●	$101,928,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $22,143,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $13,346,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions of the management fee that resulted from the fund’s investments in other T. Rowe Price funds, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009
2013	to present); Chairman of the Board (2005 to present) and Director
[165]	(1999 to present), Starwood Hotels & Resorts, a hotel and
leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[111]	Trust Company; Vice President, Personal Strategy Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Personal Strategy Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Company’s Representative, Director and Vice
Vice President	President, Price Hong Kong; Director and Vice
President, Price Singapore and T. Rowe Price
International; Vice President, T. Rowe Price
Group, Inc.

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National Pension Fund (to 2012)

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,677,000 and $1,759,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2015